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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

               WARBURG PINCUS TRUST -- GROWTH & INCOME PORTFOLIO

     The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

     Effective December 31, 1999, Scott T. Lewis and Stacy Dutton will serve as Co-Portfolio Managers of this portfolio. Mr. Lewis also serves as Co-Portfolio Manager of the Warburg Pincus Balanced Fund and Warburg Pincus Global Telecommunications Fund. Mr. Lewis is a Managing Director of Credit Suisse Asset Management, LLC (CSAM) and joined CSAM in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management, Inc. (Warburg). Mr. Lewis joined Warburg in 1986. Ms. Dutton joined CSAM in 1999 as a result of CSAM's acquisition of Warburg. Ms. Dutton joined Warburg in 1997. Previously, Ms. Dutton was a senior vice president and analyst for Jennison Associates Capital Corp. from 1993 to 1997. Brian S. Posner will no longer serve as Co-Portfolio Manager of this portfolio effective December 31, 1999.

Dated: December 3, 1999                                            TRGRI-16-1299